Exhibit 99.2

 Q1 FY20 Results  January 30, 2020  Ward Dickson  Chief Financial Officer  Jeff Chalovich  Chief Commercial Officer and President, Corrugated Packaging  Pat Lindner  Chief Innovation Officer and President, Consumer Packaging  Steve Voorhees  Chief Executive Officer

 Forward Looking Statements:This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Q1 FY20 Key Highlights”, “Financial Guidance Highlights”, “The Case for WestRock”, “Additional Assumptions Included in Adjusted EPS Guidance”, “Key Commodity Annual Consumption Volumes” and “Successfully Integrating KapStone” that give guidance or estimates for future periods as well as statements regarding, among other things, (1) that the North Charleston mill paper machine shutdown completed in early January reduced ongoing operating costs and capital requirements; (2) that the KapStone integration is on track and progressing to more than $200 million in annual run-rate synergies and performance improvements by the end of fiscal year 2021; (3) our annualized dividend rate of $1.86 per share; (4) that our strategic projects in Florence, SC and Tres Barras, Brazil are on schedule; (5) that we expect to invest $1.1 billion of capital expenditures in fiscal 2020 and will return to our normal range of $900 million to $1.0 billion in fiscal 2021; (6) that we are focused on debt reduction and returning to our targeted leverage range of 2.25x to 2.50x; (7) the financial guidance on slide 10; (8) the FY20 additional guidance assumptions and mill maintenance schedule on slide 14; (9) the key commodity annual consumption volumes on slide 15; (10) that the North Charleston mill reconfiguration is expected to reduce annual linerboard capacity by 288,000 tons and our annual costs by approximately $40 million; (11) that we estimate ongoing maintenance and return generating capital investments at KapStone of approximately $100 million per year; and (12) that we expect to realize synergies from the KapStone acquisition in the allocations presented on slide 17.Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. WestRock’s businesses are subject to a number of general risks that would affect any such forward-looking statements, including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; our desire or ability to continue to repurchase our stock; risks associated with integrating KapStone’s operations into our operations and our ability to realize anticipated synergies and productivity improvements; risks associated with completing our strategic capital projects on the anticipated timelines and realizing our anticipated EBITDA improvements; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended September 30, 2019. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.Non-GAAP Financial Measures:We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of the investment decision.We report our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies.   Forward Looking Statements; Non-GAAP Financial Measures  2

# Q1 FY20 KEY HIGHLIGHTS

## FINANCIAL PERFORMANCE

- Net sales of $4.4 billion, up 2.2% year-over-year
- Adjusted Segment EBITDA of $675 million[1]; Adjusted Segment EBITDA margin of 15.3%[1]
- North American Corrugated Packaging Adjusted Segment EBITDA margin of 19.3%[1]
- Consumer Packaging Adjusted Segment EBITDA margin of 12%, reflecting higher mill maintenance outages[1]
- Adjusted EPS of $0.58[2]
- Adjusted Free Cash Flow of $79 million, up $53 million year-over-year[1]

## MARKETS AND OPERATIONS

- North American Corrugated Packaging box shipment growth of 4.5% on a per day basis
- North Charleston mill paper machine shutdown completed early January reducing ongoing operating costs and capital requirements
- Cold mill outages at Covington and Mahrt mills executed well
- KapStone annual run-rate synergies and performance improvements of $110 million; integration on track and progressing to $200+ million target by end of FY21
- Annual run-rate enterprise sales of $7.5 billion from customers purchasing more than $1 million from each segment

## CAPITAL ALLOCATION

- Announced 2.2% dividend increase in November 2019 to annualized rate of $1.86 per share; paid $120 million in dividends
- Invested $375 million of capital expenditures
  - Invested $132 million in strategic projects; Florence and Tres Barras strategic investments on schedule
  - $1.1 billion of capital expenditures in FY20; will return to normal range of $900 million to $1.0 billion in FY21
- Net leverage ratio of 3.0x[1]; focused on returning to targeted leverage range of 2.25x to 2.50x

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.
2) Non-GAAP Financial Measure. On a GAAP basis, earnings per diluted share were $0.53 in Q1 FY20. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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WestRock

# Q1 FY20 WESTROCK RESULTS

| $ IN MILLIONS, EXCEPT PER SHARE ITEMS | FIRST QUARTER FY20 | FY19 |
|---|---|---|
| Net Sales | $4,424 | $4,327 |
| Adjusted Segment Income[(1)] | $308 | $384 |
| Adjusted Segment EBITDA[(1)] | $675 | $733 |
| % Margin[(1)] | 15.3% | 16.9% |
| Adjusted Earnings Per Diluted Share[(2)] | $0.58 | $0.83 |
| Adjusted Operating Cash Flow[(1)] | $453 | $348 |

**ADJ. OPERATING CASH FLOW[(1)]**

**+$105 Million**

**KEY FACTORS**

- 2.2% sales growth reflects acquisition of KapStone
- Year-over-year price decline in export containerboard and flow through of previously published PPW containerboard price declines
- Consumer converted product pricing higher as a result of flow through of prior year index changes
- Cost deflation driven by lower recycled fiber, virgin fiber and natural gas
- Maintenance outages of 146k tons across corrugated and consumer mill systems during Q1

**ADJUSTED SEGMENT EBITDA[(1)] ($ IN MILLIONS)**



$733
(5)
(101)
(36)
54
28
(24)
37
(11)
$675
Q1 FY19
Volume
Price / Mix
Pulp Price
Cost Deflation
Productivity
Mill Outages
Oct. FY20 KapStone
Hurricane Michael & Other
Q1 FY20

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.
2) Non-GAAP Financial Measure. On a GAAP basis, earnings per diluted share were $0.53 in Q1 FY20 and $0.54 in Q1 FY19. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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WestRock

# Q1 FY20 CORRUGATED PACKAGING RESULTS

| $ IN MILLIONS | FIRST QUARTER FY20 | FY19 |
|---|---|---|
| **Net Sales** | $2,910 | $2,734 |
| **Adjusted Segment Income[1]** | $277 | $325 |
| **Adjusted Segment EBITDA[1]** | $508 | $533 |
| **% Margin[1]** | 18.1% | 20.3% |
| **North American Adjusted Segment EBITDA Margin[1]** | 19.3% | 21.0% |
| **Brazil Adjusted Segment EBITDA Margin[1]** | 20.4% | 27.7% |

**ADJUSTED SEGMENT EBITDA[1] ($ IN MILLIONS)**



$533
7
(109)
(19)
48
23
(8)
37
(4)
$508
Q1 FY19
Volume
Price / Mix
Pulp Price
Cost Deflation
Productivity
Maintenance Outages
Oct. FY20 KapStone
Hurricane Michael & Other
Q1 FY20

## KEY FACTORS

- North American box shipments up 4.5% year-over-year
  - Results reflect additional month of KapStone
  - Growth in e-commerce, processed foods and protein
- Lower domestic and export containerboard, kraft paper and pulp pricing
- Commodity input cost deflation driven by lower recycled fiber, energy and virgin fiber
- Increased maintenance downtime of 110k tons compared to 50k tons in prior year as Florence mill upgrade nears completion
- Brazil Adjusted Segment EBITDA margins negatively impacted by the Porto Feliz box plant ramp up and fluctuations in foreign exchange[1]

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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WestRock

# Q1 FY20 CONSUMER PACKAGING RESULTS

| $ IN MILLIONS | FIRST QUARTER FY20 | FIRST QUARTER FY19 |
|---|---|---|
| **Net Sales** | $1,537 | $1,619 |
| **Adjusted Segment Income[1]** | $49 | $78 |
| **Adjusted Segment EBITDA[1]** | $184 | $216 |
| **% Margin[1]** | 12.0% | 13.3% |

**ADJUSTED SEGMENT EBITDA[1] ($ IN MILLIONS)**



$216
(11)
8
(16)
6
5
(16)
(8)
$184
Q1 FY19
Volume
Price / Mix
Pulp Price
Cost Deflation
Productivity
Mill Outages
Other
Q1 FY20

## KEY FACTORS

- Converted products volume stable; external paperboard volumes lower across all grades
- Converted product pricing higher as a result of flow through of prior year index changes; paperboard pricing stable
- Market pulp pricing down $275 per ton year-over-year due to industry supply-demand conditions
- Input cost deflation across energy, recycled fiber, chemicals and virgin fiber partially offset by wage and benefit cost increases
- Cold mill outages at Covington and Mahrt executed well; 36k tons of maintenance downtime

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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WestRock

           Comprehensive portfolio driving enterprise sales growth  7                    Broadest Portfolio of SUSTAINABLE Paper Grades and Packaging Solutions  SBS  URB  CRB  CNK®    White Top Linerboard    Recycled Linerboard / Medium    Semi-Chemical Medium    Kraft Paper    Virgin Linerboard / Medium    Customers buying more than $1 million from each segment  102  161    Net Sales to Customers Buying More than $1 Million from Each Segment  $4.7  $7.5

# SUSTAINABLE PACKAGING SOLUTIONS
## Santa Monica Seafood Company

### THE CHALLENGE
Create a sustainable corrugated shipping container that eliminates the use of non-recyclable gel packs for cold-chain stability.

### THE SOLUTION
Created InsulShield, a metPET (metalized polyester) laminated corrugated package that replaced the non-recyclable plastic, five-panel container that required non-recyclable gel ice packets.

The new WestRock package is fully recyclable and maintains temperature control of the product throughout the supply chain. This package, coupled with a WestRock machinery solution, also lowered overall labor costs for this customer.



WestRock Tray Former – Model TF4430

### LOWER TOTAL COST
- Reduces cost of each container by nearly 50%
- Improves production speed and provides labor efficiencies

### GROW SALES
- Provides ease of use; appeal of recyclable packaging builds sustainable brand value

### IMPROVE SUSTAINABILITY
- Removes plastic packaging from the supply chain

### MINIMIZE RISK
- Streamlined internal production and provided stable temperature control throughout customer's supply chain

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WestRock

# SUSTAINABLE PACKAGING SOLUTIONS
## Paper Palette

PAPERBOARD PACKAGING COUNCIL



### THE CHALLENGE

Develop fiber-based sustainable packaging to replace plastic makeup palettes

### THE SOLUTION

Created a new, high-quality paper palette with the decorative, structural and technical characteristics that make it the ideal paper-based package for the luxury beauty markets. The design recently received the Paper and Packaging Council's Gold award.

### GROW SALES

- Can be produced in a range of sizes
- Achieves desired luxury image using decorative technologies like FoilKote®, VelveKote®, MotionKote® and Color-Shifting foil

### IMPROVE SUSTAINABILITY

- Provides a more sustainable alternative compared to plastic palettes
- Matches functionality of plastic alternative
- Established supply chain in North America, Europe and Asia

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WestRock

# FINANCIAL GUIDANCE HIGHLIGHTS

**Q2 FY20 Sequential Guidance**

- Adjusted Segment EBITDA $680 million - $710 million[1]
  - Modest seasonal volume increases across both segments
  - Reflects impact of January 2020 PPW linerboard and medium price index change
  - Improved productivity partially offset by some sequential cost inflation
  - Q2 Adjusted Tax Rate of approximately 27.5% compared to 24% in Q1[1]

**Full Year FY20 Guidance**

- Net Sales: $18.0 to $18.5 billion
- Adjusted Segment EBITDA[1]: $3.0 to $3.2 billion
- Capital Expenditures: $1.1 billion
- Adjusted Free Cash Flow[1]: $1.0+ billion
- Full year Adjusted Tax Rate 24.5%[1]

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix.

WestRock

10

   The Case for WESTROCK  11  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix. Adjusted Free Cash Flow equals net cash provided by operating activities minus capital expenditures plus cash restructuring and other costs, net of tax.  We have the #1 or #2 positions in paper and packaging markets with customers that value differentiation to grow sales and reduce their total costs    We Are a Leader in Attractive Markets  Our commercial approach, KapStone synergies and strategic capital projects are levers unique to WestRock    We Have Multiple Levers to Improve Our Results  We create customized value-added solutions using the broadest portfolio of paper and packaging products    We Provide a Winning Value Proposition  Adjusted Free Cash Flow exceeded $1 billion each year since FY16(1); focused on debt reduction and returning to our target leverage range of 2.25x to 2.50x    We Generate Strong Cash Flows

 Appendix  12

 Non-GAAP Financial Measures  Adjusted Earnings Per Diluted ShareWe use the non-GAAP financial measure “adjusted earnings per diluted share,” also referred to as “adjusted earnings per share” or “Adjusted EPS”, because we believe this measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs, net, and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Earnings per diluted share.Adjusted Operating Cash Flow and Adjusted Free Cash FlowWe use the non-GAAP financial measures “adjusted operating cash flow” and “adjusted free cash flow” because we believe these measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude restructuring and other costs, net of tax, that we believe are not indicative of our ongoing operating results. While these measures are similar to adjusted free cash flow, we believe they provide greater comparability across periods when capital expenditures are changing since they exclude an adjustment for capital expenditures. We believe adjusted free cash flow is also a useful measure as it reflects our cash flow inclusive of capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. Adjusted Segment EBITDA and Adjusted Segment EBITDA MarginsWe use the non-GAAP financial measures “adjusted segment EBITDA” and “adjusted segment EBITDA margins”, along with other factors, to evaluate our segment performance against our peers. We believe that investors use these measures to evaluate our performance relative to our peers. We calculate adjusted segment EBITDA for each segment by adding that segment’s adjusted segment income to its depreciation, depletion and amortization. We calculate adjusted segment EBITDA margin for each segment by dividing that segment’s adjusted segment EBITDA by its adjusted segment sales. Leverage Ratio and Net Leverage RatioWe use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe investors use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our Credit Agreement EBITDA, each of which term is defined in our credit agreement, dated July 1, 2015. Borrowing capacity under our credit agreement depends on, in addition to other measures, the Credit Agreement Debt/EBITDA ratio or the leverage ratio. As of December 31, 2019, our leverage ratio was 3.06 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined therein. We define net leverage ratio as the product of our Total Funded Debt minus cash and cash equivalents divided by our Credit Agreement EBITDA. As of December 31, 2019, our net leverage ratio was 3.01 times. Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.Adjusted Tax RateWe use the non-GAAP financial measure “Adjusted Tax Rate”. We believe this non-GAAP financial measure is useful because it adjusts our GAAP effective tax rate to exclude the impact of restructuring and other costs, net, and other specific items that management believes are not indicative of the ongoing operating results of the business. “Adjusted Tax Rate” is calculated as “Adjusted Tax Expense” divided by “Adjusted Pre-Tax Income”. We believe that the most directly comparable GAAP measures to Adjusted Tax Expense and Adjusted Pre-Tax Income are “Income tax (expense) benefit” and “Income before income taxes”, respectively.   13

 14  Additional Assumptions Included in Adjusted EPS Guidance    Q2 FY20  Full Year FY20  Depreciation & Amortization  Approx. $375 million  Approx. $1.5 billion  Net Interest Expense and Interest Income  Approx. $100 million expense  Approx. $400 million expense  Effective Adjusted Book Tax Rate(1)  Approx. 27.5%  Approx. 24.5%  Adjusted Cash Tax Rate(1)(2)    Approx. 21%  Share Count  Approx. 260 million  Approx. 261 million  Capital Expenditures(2)    Approx. $1.1 billion  Mill Maintenance Schedule(3) (tons in thousands)    Q1  Q2  Q3  Q4  Full Year  FY20 Maintenance  110  118  102  25  355  FY19 Maintenance  50  99  94  34  277  North American Corrugated Packaging    Q1  Q2  Q3  Q4  Full Year  FY20 Maintenance  36  10  17  0  63  FY19 Maintenance  17  42  54  0  113  Consumer Packaging  Non-GAAP Financial Measures.Not applicable to Adjusted EPS guidance.Q2, Q3 and Q4 FY20 amounts are forecasts  Note: Pension income (service cost and non-service income) and equity in unconsolidated entities included in Segment Income, Adjusted Segment Income(1), Segment EBITDA and Adjusted Segment EBITDA(1).

# KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

Approx. FY20 Annual Consumption Volumes

| Commodity Category | Volume |
|---|---|
| Recycled Fiber (tons millions) | 5.7 |
| Wood (tons millions) | 42 |
| Natural Gas (MMBTU) | 84 |
| Electricity (kwh billions) | 6.5 |
| Polyethylene (lbs millions) | 53 |
| Caustic Soda (tons thousands) | 247 |
| Starch (lbs millions) | 590 |

Sensitivity Analysis

| Category | Increase in Spot Price | Approx. Annual EPS Impact |
|---|---|---|
| Recycled Fiber (tons millions) | +$10.00 / ton | ($0.16) |
| Natural Gas (MMBTU) | +$0.25 / MMBTU | ($0.06) |
| FX Translation Impact | +10% USD Appreciation | ($0.06) |

WestRock

15

 16  Shipment Data  Includes 59 days of KapStone.Combined North America, Brazil and India shipments.

# SUCCESSFULLY INTEGRATING KAPSTONE

**Expect to realize more than $200 million in run-rate synergies by end of FY21**

*$ in millions*



$90
$110
$160
$200+
FY19
Q1 FY20
FY20E
FY21E

**KAPSTONE INTEGRATION UPDATE**

- SG&A reduction largely complete
- Sourcing synergies realized
- IT application integration underway
- Consolidated four converting plants
- Announced North Charleston mill reconfiguration
  - Expect to reduce annual linerboard capacity by 288,000 tons
  - Expect to reduce annual costs by approx. $40 million
- Estimated ongoing annual maintenance and return generating capital investments of approximately $100 million

17

WestRock

18  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items "Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per Diluted Share”, respectively, as reported on the statements of income.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is depreciation and amortization.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is interest income.

 19  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items "Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per Diluted Share”, respectively, as reported on the statements of income.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is depreciation and amortization.

 20  Adjusted Operating Cash Flow and Free Cash Flow Reconciliation

 21  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income table on slide 18 for adjustments.

 22  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Victory Packaging and India corrugated operations.Segment income includes pension and other postretirement income (expense).See the Adjusted Net income table on slide 18 for adjustments.

 23  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales less Recycling sales.Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income table on slide 19 for adjustments.

 24  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Victory Packaging and India corrugated operations.Segment income (loss) includes pension and other postretirement income (expense).See the Adjusted Net Income table on slide 19 for adjustments.

 25  Reconciliation of Net Income to Adjusted Segment EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute segment income, Segment EBITDA and Adjusted Segment EBITDA.Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income tables on slides 18 and 19 for adjustments.

 26  LTM Credit Agreement EBITDA  Total Debt, Funded Debt and Leverage Ratio  Additional Permitted Charges includes among other items, $149 million of restructuring and other costs.